    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 3, 1997
                                                      REGISTRATION NO. 333-25987
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           METACREATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               95-4102687

    (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

                            6303 CARPINTERIA AVENUE
                         CARPINTERIA, CALIFORNIA 93013
                                 (805) 566-6200
   (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------
                              TERANCE A. KINNINGER
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           METACREATIONS CORPORATION
                            6303 CARPINTERIA AVENUE
                             CARPINTERIA, CA 93013
                                 (805) 566-6200
                              FAX: (805) 566-6200
 (NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                ---------------
                                   COPIES TO:
                             JEFFREY D. SAPER, ESQ.
                            HERBERT P. FOCKLER, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                 (415) 493-9300
                              FAX: (415) 493-6811

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  The Registrant hereby withdraws from registration under this Registration Statement on Form S-3 101,283 shares of its Common Stock. The Registrant agreed to use reasonable efforts to keep this Registration Statement effective for up to 180 days from the date of effectiveness, subject to certain restrictions, or if earlier, until the distribution contemplated in this Registration Statement had been completed. The 101,283 shares were not sold by the Selling Stockholders within the allotted 180 day period as granted by the Prospectus to the Registration Statement. This Post-Effective Amendment is being filed for the sole purpose of deregistering the 101,283 shares.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carpinteria, State of California, on November 3, 1997.

                                          MetaCreations Corporation

                                          By: /s/ Terance A. Kinninger
                                            -----------------------------------
                                            Terance A. Kinninger, Senior Vice
                                            President and Chief Financial
                                            Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON OCTOBER , 1997.

                        SIGNATURE                            TITLE
                        ---------                            -----

                John J. Wilczak*                   President, Chief
          _______________________________          Executive Officer and
                JOHN J. WILCZAK                    Chairman of the Board of
                                                   Directors (Principal
                                                   Executive Officer)

                /s/ Terance A. Kinninger           Senior Vice President
          _______________________________          and Chief Financial
                    TERANCE A. KINNINGER           Officer (Principal
                                                   Financial and Accounting
                                                   Officer)

                Kai Krause*                        Director and Senior
          _______________________________          Science and Design
                KAI KRAUSE                         Officer


                Samuel H. Jones, Jr.*              Director
          _______________________________
                SAMUEL H. JONES, JR.


                Bert Kolde*                        Director
          _______________________________
                BERT KOLDE



                William H. Lane III*               Director
          _______________________________
                WILLIAM H. LANE III


                Howard L. Morgan*                  Director
          _______________________________
                HOWARD L. MORGAN


                William J. Schroeder*              Director
          _______________________________
                WILLIAM J. SCHROEDER

      *By:  /s/ Terance A. Kinninger
      -------------------------------------
                TERANCE A. KINNINGER,
                 ATTORNEY-IN-FACT

                                     II-1